A Global Dental Leader May 2024 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Measures  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995   This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, any statements about our expectations, plans, intentions, strategies, or prospects. We generally use the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to,” “optimistic” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are or may be deemed to be forward-looking statements. Such statements are based upon the current beliefs, expectations, and assumptions of management and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; pricing pressures from competitors, customers, dental practices and insurance providers; changes in customer demand for our products and services caused by demographic changes or other factors; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators, such as more stringent requirements for regulatory clearance of products; competition; the impact of healthcare reform measures; reductions in reimbursement levels by third-party payors; cost containment efforts sponsored by government agencies, legislative bodies, the private sector and healthcare group purchasing organizations, including the volume-based procurement process in China; control of costs and expenses; dependence on a limited number of suppliers for key raw materials and outsourced activities; the ability to obtain and maintain adequate intellectual property protection; breaches or failures of our information technology systems or products, including by cyberattack, unauthorized access or theft; the ability to retain the independent agents and distributors who market our products; our ability to attract, retain and develop the highly skilled employees we need to support our business; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; the ability to form and implement alliances; changes in tax obligations arising from tax reform measures, including European Union rules on state aid, or examinations by tax authorities; product liability, intellectual property and commercial litigation losses; changes in general industry and market conditions, including domestic and international growth rates; changes in general domestic and international economic conditions, including inflation and interest rate and currency exchange rate fluctuations; the effects of global pandemics and other adverse public health developments on the global economy, our business and operations and the business and operations of our suppliers and customers, including the deferral of elective procedures and our ability to collect accounts receivable; and the impact of the ongoing financial and political uncertainty on countries in the Euro zone on the ability to collect accounts receivable in affected countries. You are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  Non-GAAP Financial Measures   This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), because they are a basis upon which our management assesses our performance. Although we believe these measures may be useful for investors for the same reason, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of our financial condition, performance or liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. In the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the most directly comparable GAAP measures.

ZimVie: A Global Dental Leader Powerful, market-leading portfolio of premium implants, restorative implant solutions, biomaterials solutions, and digital dentistry technologies driven by continuous innovation Well positioned to accelerate growth within large, attractive, and underserved markets through differentiated offerings Opportunity to improve operating leverage and cash flow conversion through leaner cost structure and manufacturing / supply chain optimization Continuing to build and strengthen customer relationships and expand portfolio adoption through a global direct sales force & specialty partners 8 Million 8 million US patients seek treatment for tooth loss annually 25% Only 25% receive tooth replacement

Driving Adoption Across our Diversified Portfolio of Solutions Increase Penetration of Implants and Restorations Through Continued Innovation and Commercial Execution Implant Growth: Innovation & Execution Leverage Leadership Position to Drive Implant Conversion Biomaterials Pull-Through Scale ZimVie Presence Across Geographies with Low Share Geographic Expansion Drive Digital Workflow Adoption and Implant Penetration Digital Dentistry Pull-Through Large unmet need in tooth replacement creates significant opportunity for long-term market penetration, expansion, and growth

Supported by World-Class Education and Training Training and Manufacturing Facilities now Co-Located with Global Headquarters in Palm Beach Gardens, FL The “PBG Institute” Dental Training Facility Modern 11,000 Sq. Ft. Facility Cadaver Lab On-Site Mill Fully Integrated Digital Workflow with 3D Printing & RealGUIDE™ Software Trained 1,100+ clinicians to date at our PBG Institute since opening in April 2023 One of six global training facilities

Comprehensive premium implant line meets varying needs of oral surgeons and dental clinicians with a wide range of indications Dental Implants: Portfolio Overview Key Products Full range of abutments, copings and analogs Implants, surgical tools, abutments, restorative components TSX™ Implant T3® PRO Implant Recent Innovation T3 ® PRO Implant Encode® Emergence Healing Abutment TSX™ Implant Azure™ Multi-Platform Solutions Portfolio

Biomaterials: Portfolio Overview Puros® Allograft Bone Block Barrier Membranes Xenograft and synthetic bone grafts RegenerOss® Cortico – Cancellous Particulate RegenerOss® Bone Graft Plug Puros® Allograft Products Biotivity™ A/C Plus Membrane Leading biomaterial solutions increase the size of our patient pool that can qualify for tooth replacement Key Products Recent Innovation Bone graft substitutes, membranes, tissue regenerative products

Digital Dentistry: Portfolio Overview

Key Products

- Intraoral scanners, CAD/CAM solutions, treatment planning and design software, surgical guides and patient specific restorations



BellaTek® System



Encode® System



RealGUIDE™ Software



SmileZ Today®



GenTek™ System

Recent Innovation



RealGUIDE™ UNIVERSAL OPEN SYSTEM

RealGuide V5.0

implant concierge™

Virtual treatment planning



CAD/CAM workflow systems

A fully integrated and efficient workflow with predictable outcomes increases adoption

Page 8

ZimVie

Committed to Executing Strategic Transformation Position the business for sustainable growth Address and reduce stranded cost Optimize manufacturing and supply chain capabilities Continue innovating to increase ease of procedures Expand product offerings across geographies Accelerate digital adoption to optimize customer efficiency Transformation to pure-play dental business Launched version 5.4 of Real Guide Software Launched next-generation TSX Implant in Japan Recent Accomplishments Current Priorities Market Expansion Opportunities

Financial Profile and Outlook

	Q1 2024*	FY 2024
Net Sales	$118.2M	$450M-$460M
Adjusted EBITDA	$12.5M[(1)]	$60M-$65M[(2)]
Adjusted EPS	$0.08[(1)]	$0.55-$0.70[(2)]

	December 31, 2023	April 2, 2024
Total Debt	$508.8M	~$234M
Cash	$87.8M	~$66M

Drivers of progress

- Best-in-class portfolio and commitment to ongoing innovation
- Expanding portfolio adoption within large, underserved dental markets
- Operational simplification and efficiency
- Debt paydown intended to reduce leverage and interest expense, increasing financial flexibility

Transition year in 2024 to build a strong foundation for long-term performance

*Reflects 1Q 2024 continuing operations results.
(1) This is a non-GAAP financial measure. Refer to the reconciliation in the Appendix for further information.
(2) This is forward-looking non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. Refer to "Forward-Looking Non-GAAP Financial Measures" in the Appendix, which identifies the information that is unavailable without unreasonable efforts and provides additional information.

Page 10

ZimVie

Experienced Executive Leadership Team Vafa Jamali Chief Executive Officer Heather Kidwell SVP, Chief Legal, Compliance, & HR Officer Rich Heppenstall EVP, Chief Financial Officer Ann Vu SVP, Chief Quality and Regulatory Affairs Officer Stephen Rondeau SVP, Chief Information Officer Indraneel Kanaglekar SVP, Chief Commercial Officer

Appendix

Note on Non-GAAP Financial Measures This presentation includes non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP. Adjusted EBITDA is a non-GAAP financial measure provided in this release for certain periods and is calculated by excluding certain items from net loss from Continuing Operations on a GAAP basis, as detailed in the reconciliations presented later in this presentation. Adjusted EBITDA margin is Adjusted EBITDA divided by third party net sales from Continuing Operations for the applicable period. Adjusted diluted earnings (loss) per share is a non-GAAP financial measure provided in this release for certain periods and is calculated by excluding the effects of certain items from diluted earnings (loss) per share on a GAAP basis, as detailed in the reconciliations presented later in this presentation.   Reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures are included in this presentation.   Management uses non-GAAP financial measures internally to evaluate the performance of the business. Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating the performance of the company. Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income but that do not impact the fundamentals of our operations. The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP measures. Forward-Looking Non-GAAP Financial Measures This presentation also includes certain forward-looking non-GAAP financial measures for the year ending December 31, 2024. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management’s plans may change. In addition, the company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

Reconciliation of Adjusted EBITDA (in thousands) 1. Current and prior year restructuring activities to better position our organization for future success based on the existing business environments, as well as sale of the spine business in the current year. 2. Acquisition, integration, divestiture and related expenses in 2024 include professional services fees incurred to prepare for and complete the sale of the spine business, and in 2023 include professional services fees ($0.8 million) and technology costs ($0.4 million) incurred to prepare for and complete the separation from our former parent. 3. Expenses incurred for initial compliance with the European Union (“EU”) Medical Device Regulation (“MDR”) for previously-approved products. 4. Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions. 5. Net Loss Margin is calculated as Net Loss divided by third party net sales for the applicable period. 6. Adjusted EBITDA Margin is Adjusted EBITDA divided by third party net sales for the applicable period.

Reconciliation of Adjusted Net (Loss) Income and Adjusted EPS (in thousands, except per share data) 1. Restructuring activities to better position our organization for future success based on the current business environment and sale of the spine business. 2. Acquisition, integration, divestiture and related expenses include professional services fees incurred to prepare for and complete the sale of the spine business. 3. Expenses incurred for initial compliance with the EU MDR for previously-approved products. 4. Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions. 5. Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.